SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check
the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-12

                           Jacksonville Bancorp, Inc.

                (Name of Registrant as Specified in its Charter)

                                 Not Applicable

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee  computed on table below per Exchange Act Rules 14(a)-6(i)(1) and  0-11.
    1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    5)  Total Fee Paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:

        ------------------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    3)  Filing Party:

        ------------------------------------------------------------------------
    4)  Date Filed:

        ------------------------------------------------------------------------

                           Jacksonville Bancorp, Inc.

                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202




March 21, 2001


Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., to be held on Wednesday, April 25, 2001 commencing at 11:00 a.m. Eastern Daylight Time at The River Club, Fort George Room, 1 Independent Drive, Suite 3500, Jacksonville, Florida, 32202. A formal Notice setting forth the business to come before the meeting and a Proxy Statement are attached. The purpose of the meeting is to consider and vote upon the proposals explained in the Notice and the Proxy Statement.

      It is important that your shares be represented at the Annual Meeting whether or not you plan to attend the Annual Meeting in person. The Board of Directors requests that you carefully review the following materials before completing, signing and dating the enclosed proxy and returning it in the postage paid envelope provided for your use. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

                                   Sincerely,


                                   /s/ R. C. Mills
                                   ---------------
                                       R. C. Mills
                                       Chairman

                           Jacksonville Bancorp, Inc.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2001


To the Holders of Common Stock:

      You are invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., which will be held on Wednesday, April 25, 2001, at 11:00 a.m. at The River Club, Fort George Room, 1 Independent Drive, Suite 3500, Jacksonville, Florida, 32202, to consider and act upon the following matters:

      1.   Election of 4 directors of the Company; and

      2. Such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of record of the Company's common stock at the close of business on March 19, 2001, are entitled to receive notice of, and to vote on, the business that may come before the Annual Meeting.

      Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy as promptly as possible in the postage paid envelope provided for your use to the Company's transfer agent. You may revoke the proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Cheryl L. Whalen
                                            --------------------
                                                Cheryl L. Whalen
                                                Corporate Secretary


Dated: March 21, 2001

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders

                           Jacksonville Bancorp, Inc.
                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202

GENERAL

      This Proxy Statement is being furnished to holders of Jacksonville Bancorp, Inc. (the "Company" or "JBI") common stock, $.01 par value (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of JBI for use at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Wednesday, April 25, 2001, commencing at 11:00 a.m., at The River Club, Fort George Room, 1 Independent Drive, Suite 3500, Jacksonville, Florida, 32202.

      This Proxy Statement and the attached Notice and Form of Proxy are first being mailed to holders of Common Stock on or about March 21, 2001.

VOTING OF PROXIES

      Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting of Shareholders in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this Proxy Statement and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting of Shareholders.

      Any holder of the Common Stock who has executed and delivered a proxy may revoke such proxy at any time before it is voted by attending the Annual Meeting of Shareholders and voting in person, by giving written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to the Company's transfer agent. In order for the notice of revocation or later proxy to revoke the prior proxy, the Company's transfer agent must receive such notice or later proxy prior to the vote of shareholders at the Annual Meeting of Shareholders. Attendance at the Annual Meeting of Shareholders will not in itself revoke a proxy.

VOTING PROCEDURES

      The Company's Bylaws (the "Bylaws") provide that a majority of the outstanding shares entitled to vote constitutes a quorum at a meeting of shareholders. Under the Florida Business Corporation Act (the "Act") and the Company's Articles of Incorporation (the "Articles"), directors are elected by a plurality of the votes cast in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the Articles. Therefore, abstentions and broker non-votes have no effect under Florida law.

VOTING SECURITIES

      The Board of Directors of JBI has fixed the close of business on March 19, 2001, as the Record Date for the determination of holders of the Common Stock entitled to receive notice of and to vote at the Annual Meeting of Shareholders. At the close of business on March 19, 2001, there were issued and outstanding 1,017,066 shares of Common Stock entitled to vote at the Annual Meeting of Shareholders held by approximately 250 registered holders. Holders of Common Stock outstanding on March 19, 2001, are entitled to one vote for each share held of record upon each matter properly submitted to JBI shareholders at the Annual Meeting of Shareholders.

PURPOSE

      The business that management anticipates will be transacted at the meetings is as follows:

      PROPOSAL 1:  ELECTION OF DIRECTORS
      ----------

      The Company's Articles provide that the directors are divided into three classes. The directors nominated for election at the 2001 Annual Meeting of Shareholders are John W. Rose, John R. Schultz, Price W. Schwenck, and Gary L. Winfield, M.D., in Class 1. The term of office of the Class 2 directors expires at the 2002 Annual Meeting of Shareholders and the term of office of the Class 3 directors expires at the 2003 Annual Meeting. Those directors elected as Class 1 directors at this Annual Meeting will have a term of office expiring at the 2004 Annual Meeting. In order to be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in Voting Procedures. The accompanying proxy, unless otherwise specified, will be voted FOR the election of the persons named above. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

      The following sets forth certain information with respect to each of the Company's directors, including the nominees for director in Class 1. Except as otherwise indicated, each person has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years. Directors Carter, Healey, Kowkabany, Kraft, Mills, Rose, Schultz, Spencer, Tavar and Winfield have been directors of JBI since its organization. Messrs. Pomar and Schwenck were appointed to the Board in March 1999; Mr. Gottlieb was appointed to the Board in July 1999; and Mr. Roller was appointed to the Board in August 1999. The directors serve on both the Boards of the Company and the Company's wholly-owned subsidiary, The Jacksonville Bank (the "Bank").

      CLASS 1 DIRECTORS

Name                    Age      Positions Held and Principal Occupations
----                    ---      During the Past Five Years
                                 ----------------------------------------
John W. Rose            51       A  financial  services  executive, advisor, and
                                 investor for over 25 years.  Mr.  Rose  is  the
                                 Founder/President of McAllen Capital  Partners,
                                 Inc.,  a boutique firm providing a select range
                                 of financial, economic and management services,
                                 as  well  as  capital resources, exclusively to
                                 the financial services industry.  Mr.  Rose  is
                                 also   a   Director  of  Lifeline  Shelters,  a
                                 manufacturer of mobile medical vans and Eastern
                                 Financial Corp., a software company.  Mr.  Rose
                                 serves   as  a   special  advisor   to   F.N.B.
                                 Corporation   (Hermitage,   Pennsylvania),    a
                                 financial services holding  company.  Mr.  Rose
                                 is also a general partner and chairman  of  the
                                 investment  committee  of  Castle Creek Capital
                                 (California), a series of funds that invests in
                                 financial service companies.  Prior to  forming
                                 McAllen Capital Partners, Inc., Mr. Rose served
                                 in various capacities   with    the   following
                                 Chicago-based   firms:  President,   Livingston
                                 Financial   Group;   Senior   Vice   President,
                                 ABN/LaSalle National Bank;  Associate,  William
                                 Blair   &   Co.;   Principal,    Dwyer,    Rose
                                 &  Associates;   and  Vice   President,   First
                                 National    Bank.    Mr.   Rose    earned   his
                                 undergraduate  degree from Case Western Reserve
                                 University.  He  received    his   M.B.A.  from
                                 Columbia University.

John R. Schultz         37       A  fourth  generation  native of  Jacksonville,
                                 Florida.  Mr.  Schultz   is  Vice  President of
                                 Schultz Investments,  an investment  management
                                 company.  He  is  the  Founder and  Chairman of
                                 Schultz/Angelo   Group,  Inc.,   a   commercial
                                 general  contractor and is co-owner of Schultz,
                                 Foster  and  Addison  Real  Estate,   Inc.,   a
                                 commercial  real  estate  brokerage  firm.  Mr.
                                 Schultz is a graduate of The Bolles School  and
                                 attended  the   University   of   Florida.  Mr.
                                 Schultz is a director of numerous companies and
                                 community organizations,  including  Southeast-
                                 Atlantic  Corporation  (Canada   Dry   bottler/
                                 distributor  for  Florida  and  Georgia),  MOSH
                                 (Jacksonville  Museum  of Science and History),
                                 Metro YMCA, St. Vincent's  Foundation,  and the
                                 Schultz Foundation.

Price W. Schwenck       58       Chief  Executive  Officer of the Company  until
                                 April 26, 2000,  and  the Chairman of the Board
                                 of Directors for the Bank.  Mr. Schwenck served
                                 as Regional President for First Union  National
                                 Bank in Ft.  Lauderdale,  Florida from 1988  to
                                 1994 and in Jacksonville,  Florida,  from  1994
                                 until  he retired  in  1999.  Mr.  Schwenck  is
                                 currently President and Chief Executive Officer
                                 of  PCB  Bancorp  Inc.,  a  multibank   holding
                                 company located  in  Pinellas County,  Florida.
                                 He  is  also  President  and  Chief   Executive
                                 Officer of Premier Community Bank  of  Florida.
                                 His    community   activities    include    the
                                 Jacksonville Chamber of  Commerce,   Enterprise
                                 North Florida and North Florida Venture Capital
                                 Network. Mr. Schwenck received his Bachelors degree and M.B.A. from the University of South
                                 Florida in 1966 and 1970, respectively, and his M.S. from the University of Miami in 1996.

Gary L. Winfield, M.D.  44       A physician,  Dr.  Winfield  has  had an active
                                 family practice in  acksonville Beach,  Florida
                                 since  1989,  operating  as  Sandcastle  Family
                                 Practice,  P.A. Dr. Winfield has served as Vice
                                 President of  Medical Affairs for Anthem Health
                                 Plans  of   Florida,   a  provider  of   health
                                 insurance.     Dr.  Winfield     received   his
                                 undergraduate degree from the University of Oklahoma and is a graduate of the College of Medicine of the University of Oklahoma.


         CLASS 2 DIRECTORS

Name                    Age      Positions Held and Principal Occupations
----                    ---      During the Past Five Years
                                 ----------------------------------------
Rudolph A. Kraft        65       President  and Chief Executive Officer of Kraft
                                 Holdings,  Inc., a Mercedes-Benz dealership  in
                                 south  Florida  and real estate  investment and
                                 rental  company from November  1988  until June
                                 1998.  He  is  part  owner  of  Kraft  Motorcar
                                 Company,  Inc.  in   Gainesville,   Florida,  a
                                 Mercedes-Benz,  Jeep and Buick dealership.  Mr.
                                 Kraft has served on the board of a number of civic organizations. He currently serves as a Trustee/Overseer of Lassel College in Newton,
                                 Massachusetts.

R. C. Mills             63       Chairman  of  the  Board  of  Directors for the
                                 Company.  Executive  Vice  President  and Chief
                                 Operating Officer of Heritage Propane Partners,
                                 L.P.,  a  national  distributor of propane gas.
                                 Mr. Mills is a graduate of the University of Sarasota and resides in the Jacksonville area.
                                 Mr. Mills has an extensive business background and is experienced in business mergers and acquisitions, corporate finance and personnel management.

Name                    Age      Positions Held and Principal Occupations
----                    ---      During the Past Five Years
                                 ----------------------------------------
Gilbert J. Pomar, III   40       President and Chief  Executive  Officer of  the
                                 Company  as  well  as   President   and   Chief
                                 Executive Officer of the Bank. Mr. Pomar joined
                                 the  Bank  on March 10, 1999.  Prior to joining
                                 the Bank,  he  was  employed  with  First Union
                                 National  Bank  in  Jacksonville.   Mr.   Pomar
                                 joined First  Union in 1991.  During his tenure
                                 with First  Union, he  was  promoted to  Senior
                                 Vice  President/Commercial Lending  Manager  in
                                 1994  and  head  of Commercial Banking in 1996.
                                 Mr.  Pomar's  banking experience  includes four
                                 years with Southeast Bank in West  Palm  Beach,
                                 Florida as a Real Estate  Workout  Officer  and
                                 four years with First Chicago in Miami, Florida
                                 as a Commercial  Real Estate Loan Officer.  Mr.
                                 Pomar is  active in various community  efforts,
                                 including  the  United Way and American  Cancer
                                 Society, and is a Board Member of the Timuquana
                                 Country  Club.  He  is  a   graduate   of   the
                                 University of Florida, where he received his Bachelor of Science degree in Finance.

Donald E. Roller        63       President  and Chief Executive  Officer of U.S.
                                 Gypsum Company from 1993 through 1996.  He  was
                                 also   Executive   Vice   President   of    USG
                                 Corporation. Mr. Roller has had much experience in directorship positions including serving as acting Chief Executive Officer and Chairman of the Audit Committee for Payless Cashways Inc.



Charles F. Spencer      58       President  of the International  Longshoremen's
                                 Association, Local  1408, and  Cottage   Street
                                 Land  Trust,   Inc.  in Jacksonville,  Florida.
                                 In  addition,  Mr. Spencer is Vice President of
                                 the South  Atlantic and Gulf Coast  District of
                                 I.L.A.  and  Vice  President  at  Large  of the
                                 Florida   AFL-CIO.  Mr.  Spencer  is  a  member
                                 of   the    Jacksonville   Sports   Development
                                 Authority appointed by the Mayor, and currently
                                 serves as its Chairman of the  Board.  He  also
                                 serves  on  numerous  other  boards,  including
                                 United Way of Northeast Florida, the  Committee
                                 of 100 of the Jacksonville Chamber of Commerce,
                                 the  I. M. Sulzbacher  Center For The Homeless,
                                 and Edward  Waters  College,  his  alma mater.
                                 Mr. Spencer is a former  board  member  of  the
                                 Florida  Community   College  at   Jacksonville
                                 Foundation.


         CLASS 3 DIRECTORS

Name                    Age      Positions Held and Principal Occupations
----                    ---      During the Past Five Years
                                 ----------------------------------------
D. Michael Carter       48       Certified  Public  Accountant and a graduate of
                                 Florida State University.  Mr. Carter has lived
                                 in  Jacksonville,  Florida  since  1975 and has
                                 an   active accounting  practice  with  Carter,
                                 Merolle & Company, P.A.  Tax and audit  clients
                                 include   businesses,   business   owners   and
                                 executives,  as  well  as professionals.  Prior
                                 to forming his  firm in 1980,  Mr.  Carter  had
                                 been  a  public  accountant  with  two national
                                 accounting firms. Mr. Carter is a member of the
                                 American    Institute   of   Certified   Public
                                 Accountants  and  the  Florida   Institute   of
                                 Certified Public Accountants. He is active in the community, serving as a Board member for the Ronald McDonald House and is a member of the Jacksonville Chamber of Commerce and Rotary
                                 Club of Oceanside.

Melvin Gottlieb         54       Past  Chief  Executive  Officer  of  Gottlieb's
                                 Financial  Services,  Inc.,  a   subsidiary  of
                                 Medaphis Corporation,  which provides emergency
                                 physician reimbursement services.  Mr. Gottlieb
                                 is active in  the community acting as President
                                 for  the  Jacksonville Jewish Foundation,  Vice
                                 President  for   River   Garden   Hebrew   Home
                                 Foundation,   Vice  President  for  the  Jewish
                                 Community   Alliance,  Vice  President  of  the
                                 University of Florida Business Advisory Council and Director of the I.M. Sulzbacher Center for the Homeless.

James M. Healey         43       Partner of Mint Magazine, Inc., and Chattanooga
                                 Mint,  Inc.,  direct-mail   advertising  firms.
                                 Prior to his  association  with Mint  Magazine,
                                 Inc.,  Mr.  Healey  worked  with Carnation Food
                                 Products,  Inc.  and  International  Harvester.
                                 Mr. Healey  attended Purdue University where he
                                 received  a  Bachelor  of  Arts   degree   from
                                 Purdue's Business School with special studies in Marketing and Personnel. Mr. Healey has been a resident and an active member of the Jacksonville community since 1984.

 John C. Kowkabany      58       A  Jacksonville  based real estate investor and
                                 consultant.  Mr.  Kowkabany   has   significant
                                 private  and  public   sector   experience.   A
                                 resident of the city of Neptune Beach,  he  has
                                 been  active in local  government,  serving  as
                                 the  City's  Councilman  from  1985 to 1989 and
                                 then two four-years terms as Mayor from 1989 to
                                 1997.  Mr. Kowkabany's public sector experience
                                 has provided him with experience and  knowledge
                                 regarding  the   local   business   and   civic
                                 communities.  For many years Mr.  Kowkabany has
                                 served  with  various   civic   and  charitable
                                 organizations  as  an  officer  or  a director.
                                 Mr. Kowkabany graduated with a Bachelor of Arts degree from Jacksonville University.

Bennett A. Tavar        43       Owner  and  President   of   Logical   Business
                                 Systems, Inc., a computer hardware sales firm located in Jacksonville, Florida. Mr. Tavar has been a resident of Jacksonville since 1982 and is active in a number of local civic organizations.


BOARD OF DIRECTORS AND STANDING COMMITTEES; DIRECTOR COMPENSATION

      If elected, the nominees will constitute 4 of the 14 members of the Board of Directors of the Company. During 2000, the Board held a total of 12 meetings. In 2000 all members of the Board attended at least 75% of all meetings of the Board and committees on which they served.

      Members of the Board of Directors and Board Committees are not paid for their service to the Company.

      The Board of Directors maintains an Audit Committee and an Executive Committee, which are described below. Members of these committees are elected annually at the Board meeting immediately following the Annual Meeting of Shareholders. Under the Bylaws, the Board of Directors is authorized to fill any vacancy on a committee.

      The Executive Committee is responsible for defining and implementing the overall strategy and policies of the Company. It is also responsible for monitoring the financial performance of the Bank. The Executive Committee reviews and recommends to the Board the annual financial budget, including marketing plans, capital plans, major capital expenditures and expansion plans. Dealing with legal matters, contracts, compliance and regulatory matters and overseeing compensation, employment issues and personnel policies are also within the purview of the Executive Committee. The Executive Committee held a total of 11 meetings in 2000. The members of the Executive Committee are Messrs. Kowkabany (Chairman), Mills, Pomar, Roller, Rose and Schwenck.

      The Audit Committee is responsible for the matters set forth in its written charter attached to this proxy statement as Exhibit A. The Audit Committee held a total of 5 meetings in 2000. The members of the Audit Committee are Messrs. Carter, Kowkabany, Mills, Roller (Chairman), Rose and Winfield.

AUDIT COMMITTEE REPORT

         As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports provided by the Company to governmental bodies or the public, monitoring the adequacy of the Company's internal controls regarding finance and accounting, reviewing the Company's auditing, accounting and financial reporting processes generally and verifying the independence of the Company's independent auditors. All auditors employed or engaged by the Company and the Bank report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors, reviews the audit program on at least an annual basis to ensure the adequacy of its scope, reviews all reports of auditors and examiners, as well as management's responses to such reports to ensure the effectiveness of internal controls and the implementation of remedial action, and recommends to the Board whether to include the audited financial statements in the Company's Annual Report on Form 10-K.

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls, accounting function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with the independent auditors its audit plans, audit scope and identification of audit risks.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission (the "SEC"). The Committee also recommended the reappointment of Hacker, Johnson & Smith, P.A., formerly known as Hacker, Johnson, Cohen & Grieb, P.A., as the independent auditors and the Board concurred with such recommendation.

         The Company has chosen to evaluate the independence of its directors based on the NASD definition of an independent director. All members of the Audit Committee are independent directors as defined by NASD.

D. Michael Carter                   Donald E. Roller
John C. Kowkabany                   John W. Rose
R. C. Mills                         Gary L. Winfield, M.D.

Fees Paid to Principal Auditor
------------------------------

         The Company will pay a total of $13,000 to Hacker, Johnson & Smith, P.A., for services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2000. The Company will pay $2,500 per quarter for review of the interim financial statements.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

         There were no fees paid to Hacker, Johnson & Smith,  P.A., for services
rendered  in  connection   with   financial   information   systems  design  and
implementation during the fiscal year ended December 31, 2000.

All Other Fees
--------------

         All other fees to be paid for services rendered in 2000 by Hacker, Johnson & Smith, P.A., other than those above, will be $3,000.


COMMITTEE REPORT ON COMPENSATION

      The  Executive  Committee  of the  Company's  and  the  Bank's  Boards  of
Directors (the "Committee"), which is responsible for administering the compensation policies of the Company and the Bank, presents the following report on compensation for the Company's executive officers. Actual compensation during 2000 for the persons who served as Chief Executive Officer of the Company and the Bank during 2000 and for an additional officer of the Bank are shown in the Summary Compensation Table and other tables following this report.

      Philosophy. As more fully described below, the Committee administers the compensation programs for the Company's executive officers. The Company's compensation structure is intended to provide a compensation package that will attract, motivate and retain qualified executives; to ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives; and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's shareholders.

      The components of compensation for senior management of the Bank are base salary, annual bonus and stock options.

      Salary. Base salary is assigned to positions based on job responsibilities, sustained performance and a periodic informal review of base salary practices for comparable positions at similar community banking companies. The Bank's Chief Executive Officer recommends (except with respect to his own salary), and the Committee approves, salary adjustments for executive officers based on achievement of specific annual performance goals, including personal, departmental and overall Company/Bank goals depending upon each officer's specific job responsibilities. The Committee and the Bank's Chief Executive Officer also use their subjective judgment to consider such criteria as the executive's knowledge of and importance to the Company's and Bank's business, accomplishment of the tasks for which he or she was responsible, professional growth and potential, the informal review of salary increases at similar community banking companies, and the Company's financial performance in making salary decisions. No particular weighting is applied to these factors.

      Annual Bonus. In determining the amount of any cash bonus for officers and key employees, the Committee considered in 2000 the Company's financial performance compared to its forecasts, the Company's operational progress, its subjective judgment of the individual's contribution to the Company's progress, the Company's financial resources and the individual's salary.

      Long-Term Incentives. Under the Company's Stock Option Plan, the Company has granted options to its officers and key employees. The Plan is designed to advance the best interests of the Company by providing long-term incentives to participants. Because awards of options are keyed to the market value of the Company's stock at the time of grant, the future value of those awards is entirely dependent on increases in the market value of the Company's stock. In making stock option grants, the Committee considers, without applying any particular weighting thereto, the recommendations of senior management regarding the size of the grants, the limited number of options currently available under the Company's Stock Option Plan, the number of options needed to entice a new key employee to join the Bank and the importance of providing long-term incentives to eligible employees and directors. As options were forfeited by the Company's former Chief Executive Officer and another employee in 2000, options are available for grant under the Stock Option Plan.

      The Committee has formed a subcommittee consisting of Messrs. Mills, Roller, and Schwenck to study the possible adoption of a formal compensation plan for all employees, including a formal incentive plan for executives. The study is ongoing and the subcommittee intends to complete the study in the near future.

      Chief Executive Officer Compensation.

      Price W. Schwenck, who served as the Company's Chief Executive Officer from June 14, 1999, until his resignation on April 26, 2000, was paid a salary of $60,000 per year to actively serve in these positions on a part-time basis. Mr. Schwenck continues to serve on the Company's Board of Directors and as the Bank's Chairman of the Board, but is not compensated for these positions.

      Under his employment agreement with the Company, Gilbert J. Pomar, III, became the Bank's President on March 10, 2000. He became Chief Executive Officer of the Bank on June 14, 1999 and President of the Company on July 20, 1999. With Mr. Schwenck's resignation, Mr. Pomar became Chief Executive Officer of the Company as of April 26, 2000. Mr. Pomar's base salary was initially set at $120,000 under his employment agreement. The Committee determined this base salary in the context of negotiating with Mr. Pomar to join the Bank and the Company based on amounts earned by him in prior years, the Company's financial resources and the Committee's informal survey of the pay practices of other community banks. The Committee increased Mr. Pomar's salary to $126,000 in March 2000 based on the same factors it considers in making salary adjustments for other executives, which are described above.

Under his employment agreement, Mr. Pomar was eligible to receive a bonus equal to 25% of his annual base salary in 1999 and to participate in any bonus plan the Company develops in the future. The total bonus for the period March 1999 through February 2000 was $30,000, $25,000 of which was earned in 1999. The Company did not implement a formal bonus plan for 2000. However, in 2001 based on Mr. Pomar's performance in 2000, the Committee recommended and the Board approved payment of a $30,000 bonus to Mr. Pomar. This amount was determined based on the following factors, without any particular weighting: the bonus percentage agreed to in principle in Mr. Pomar's employment agreement, the Company's performance compared to forecasts, the bonus paid to Mr. Pomar in 1999, the Company's growth and progress in 2000, the lack of incentives granted due to the absence of a formal incentive plan, the amount needed to retain an executive with Mr. Pomar's experience and qualifications; and the Committee's subjective determination of Mr. Pomar's contribution to the Company's progress.

      Neither Mr. Schwenck nor Mr. Pomar participated in any Committee discussions or decisions regarding their own compensation. The Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval when necessary to eliminate any limitations on deductibility.

John C. Kowkabany          Donald E. Roller
R. C. Mills                John W. Rose
Gilbert J. Pomar, III      Price W. Schwenck

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth for the fiscal years ended December 31, 2000, 1999, and 1998, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to the individuals who served as Chief Executive Officer of the Company during 2000 and the individual who served as Senior Loan Officer of the Bank. Mr. Schwenck served as Chief Executive Officer of the Company from June 14, 1999 through April 26, 2000. Mr. Pomar joined the Bank as its President on March 10, 1999, and assumed the role of the Bank's Chief Executive Officer on June 14, 1999. He became President of the Company on July 20, 1999 and Chief Executive Officer of the Company on April 26, 2000. Senior Vice President Scott M. Hall served as Commercial Loan Officer of the Bank beginning May 1999 and Senior Loan Officer beginning September 1999.



                         SUMMARY COMPENSATION TABLE (1)

---------------------------------------------------------------------------------------------------
                                                                     Long Term
                                                                    Compensation
---------------------------------------------------------------------------------------------------
                                       Annual Compensation             Awards
---------------------------------------------------------------------------------------------------
                                                                     Securities
      Name and                                                       Underlying         All Other
     Principal           Year         Salary          Bonus          Options/SARs      Compensation
      Position                         ($)             ($)              (#)                ($)
---------------------------------------------------------------------------------------------------
Gilbert J. Pomar,        2000         125,000         35,000             N/A              $9,700(2)
III, President and
Chief Executive
Officer of the
Company and the
Bank
---------------------------------------------------------------------------------------------------
                         1999         94,913          50,000           30,000              3,744
---------------------------------------------------------------------------------------------------
                         1998           N/A            N/A               N/A                N/A
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Price W. Schwenck,       2000         20,000            0                0                   0
Chairman of the
Bank and former
Chief Executive
Officer of the
Company
---------------------------------------------------------------------------------------------------
                         1999         20,000            0              8,559(3)              0
---------------------------------------------------------------------------------------------------
                         1998           N/A            N/A               N/A                N/A
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Scott M. Hall,           2000         94,667          20,000             0                 6,880(2)
Senior Vice
President & Senior
Loan Officer of the
Bank
---------------------------------------------------------------------------------------------------
                         1999         53,364            0               12,500              3,080
---------------------------------------------------------------------------------------------------
                         1998           N/A            N/A               N/A                N/A
---------------------------------------------------------------------------------------------------

(1) Columns relating to "other annual compensation," "restricted stock awards" and "LTIP payouts" have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods covered by such columns. Non-cash perquisites are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(2) The amounts shown in the column for 2000 for Mr. Pomar consist of the Company's 2000 matching contribution to the 401(k) plan of $7,660 and the Company's payment of medical and dental insurance premiums above the amount paid by the Company for all employees of $2,040. The amount shown in the column for Mr. Hall consists of the Company's 2000 matching contribution to the 401(K) plan of $6,880.

(3) Upon his resignation as the Company's Chief Executive Officer, Mr. Schwenck voluntarily forfeited his 8,559 options back to the Company without remuneration.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------
Name                      Shares         Value Realized    Number of Securities         Value of Unexercised In The
                          Acquired on        ($)           Underlying Unexercised       Money Options at 12/31/00
                          Exercise (#)                     Options at 12/31/00                    ($)
-------------------------------------------------------------------------------------------------------------------
                                                           Exercisable/Unexercisable    Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------
Gilbert J. Pomar, III           0               0            10,000   /   20,000        0      /        0
-------------------------------------------------------------------------------------------------------------------
Price W. Schwenck               0               0              0      /      0          0      /        0
-------------------------------------------------------------------------------------------------------------------
Scott M. Hall                   0               0             2,500   /   10,000        0      /        0
-------------------------------------------------------------------------------------------------------------------

       The foregoing table sets forth information regarding stock options exercised in 2000 by each of the named executive officers and the value of the unexercised options held by these individuals as of December 31, 2000, based on the market value ($8.75) of the Common Stock on December 28, 2000, the last day in 2000 that trades were reported in the Company's Common Stock on the over-the-counter bulletin board.

EMPLOYMENT AGREEMENTS

      Mr. Pomar's Employment Agreement. On March 3, 1999, the Company entered into an employment agreement with Mr. Pomar (the "Pomar Agreement") which provides that he will serve as the President of the Bank. The Pomar Agreement has a rolling one year term, provided Mr. Pomar's employment term ends on his 65th birthday and provides for an annual base salary of $120,000 plus annual increases and participation in the Company's stock option plans, stock ownership plans, profit sharing plans, and 401(k) plans made available to employees and executives of the Company. Additionally, the Company pays Mr. Pomar's medical and dental insurance plan premiums. In his first year of employment, Mr. Pomar was eligible to receive an annual bonus in an amount up to 25% of his annual base salary subject to his meeting goals and objectives as determined by the Board. Mr. Pomar will also be eligible to participate in any bonus plan the Company develops in the future. The Company also agreed to provide Mr. Pomar with a $25,000 signing bonus and a stock option grant depending upon proceeds from the Company's initial public offering. The Pomar Agreement contains a 6 month noncompetition provision against employment within the financial services industry with any person seeking to organize a financial institution in Duval or Clay counties.

      In the event Mr. Pomar's employment is terminated by the Company for a reason other than for Just Cause (as defined in the Pomar Agreement), death or disability, or if Mr. Pomar terminates his employment for Good Reason (as defined in the Pomar Agreement), then the Company must pay Mr. Pomar an amount equal to his annual base salary and any bonus to which he would have been entitled under the Pomar Agreement. If Mr. Pomar's employment is terminated as a result of a Change in Control (as defined in the Pomar Agreement) or a Change in Control occurs within 12 months of his involuntary termination or termination for Good Reason, then Mr. Pomar is entitled to a severance payment equal to 2.99 times his current annual base salary plus any incentive compensation to which he was entitled under the Pomar Agreement. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a Change in Control, all unvested options shall become immediately vested on the day immediately preceding the effective date of the Change in Control. Furthermore, unless Mr. Pomar is terminated for Just Cause, under certain banking regulatory requirements or pursuant to a termination of employment by Mr. Pomar for other than Good Reason, the Company is also required to maintain in full force and effect all employee benefit plans in which Mr. Pomar was participating prior to termination for the lesser of the remainder of the Pomar Agreement or 12 months. The Pomar Agreement also contains provisions required under certain banking regulations that suspend or terminate the Pomar Agreement upon certain banking regulatory findings or actions.


PERFORMANCE GRAPH

         The SEC requires a five-year (or such shorter period as a company's stock has been publicly traded) comparison of stock price performance of the Company with both a broad equity market index and a published industry index or peer group. The Company's total return compared with the Russell 3000 Market Index and the Media General Regional Southeast Bank Stock Index since its Common Stock began trading on the over-the-counter bulletin board is shown on the following graph. The Media General Regional Southeast Bank Stock Index includes 61 publicly held banks headquartered in the southeastern United States.

         This graph assumes that $100 was invested on September 13, 1999, the date that the Company's stock first traded on the over-the-counter bulletin board, and all dividends were reinvested in the Company's Common Stock and the other indices. Each of the indices is weighted on a market capitalization basis at the time of each reported data point.

                                    September 13, 1999      December 31, 1999     December 31, 2000
                                    ------------------      -----------------     ------------------
The Company                                 100                   90.48                  83.33
Media General Regional Southeast            100                   92.13                  94.06
    Bank Stock Index
Russell 3000 Index                          100                  112.75                 103.13



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       Name of Director                           Amount and Nature of          Percent of Shares of
       or Executive Officer                       Beneficial Ownership (1)      Common Stock Outstanding
       ---------------------                      ------------------------      ------------------------
       D. Michael Carter                                  21,383                        2.09%
       Melvin Gottlieb                                    45,100                        4.43%
       Scott M. Hall                                       2,800                        0.27%
       James M. Healey                                    31,564                        3.09%
       John C. Kowkabany                                  32,713                        3.19%
       Rudolph A. Kraft                                   22,956                        2.25%
       R. C. Mills                                        61,000                        5.93%
       Gilbert J. Pomar, III                              15,000                        1.46%
       Donald E. Roller                                   25,000                        2.46%
       John W. Rose                                       38,869                        3.79%
       John R. Schultz                                    32,390                        3.16%
       Price W. Schwenck                                  25,000                        2.46%
       Charles F. Spencer                                 19,434                        1.90%
       Bennett A. Tavar                                   29,668                        2.90%
       Gary L. Winfield, M.D                              22,673                        2.22%
       All executive officers and directors as
       a group (16 persons)                              428,280                       39.04%

(1) Pursuant to the rules of the SEC, the determinations of "beneficial ownership" of Common Stock are based upon Rule 13d-3 under the Exchange Act, which provides that shares will be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares or where a person has the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined. Shares of Common Stock that a beneficial owner has the right to acquire within 60 days pursuant to the exercise of the options are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All amounts are determined as of March 19, 2001 when there were 1,017,066 shares outstanding. The amounts shown above include the following amounts of shares for which the officer or director has the right to acquire within 60 days pursuant to exercisable options: (a) Mr. Carter, 5,883 shares; (b) Mr. Hall, 2,500 shares; (c) Mr. Healey, 4,064 shares; (d) Mr. Kowkabany, 7,463 shares; (e) Mr. Kraft, 2,956 shares; (f) Mr. Mills, 12,000 shares; (g) Mr. Pomar, 10,000 shares; (h) Mr. Rose, 8,869 shares;
      (i) Mr. Schultz, 7,390 shares; (j) Mr. Spencer, 4,434 shares; (k) Mr. Tavar, 6,768 shares; (l) Dr. Winfield, 5,173 shares; and (m) all directors and officers as a group, 80,000 shares. The amount shown for Mr. Schultz includes 5,000 shares owned by the Schultz Foundation. Mr. Schultz serves as an officer and director of the Scultz Foundation. Unless otherwise noted, all shares are held directly by the director or executive officer and in some cases by their family members sharing the same household.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The former Chief Executive Officer of the Company and the current Chief Executive Officer of the Company and the Bank both served on the Executive Committee which handles all compensation matters for the Board. They did not participate in decisions regarding their own compensation.

      During the last fiscal year, the Bank loaned funds to certain of the Company's directors and their related interests in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectability or present other unfavorable features.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Logical Business Systems, Inc., which is owned by Director Bennett Tavar, has provided the Bank with computers and computer-related services and will continue to do so. In 2000, Logical Business Systems, Inc., provided the Bank with such services totaling approximately $ 11,380. These services were obtained by the Bank at rates significantly discounted from market rates.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and any persons owning more than 10 percent of a class of the Company's stock, to file certain reports on ownership and changes in ownership with the SEC. During 2000, the executive officers and directors of the Company, with the exception of Mr. Mills who filed one late report for one transaction, filed with the SEC on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The firm of Hacker, Johnson, & Smith, P.A., served as the independent accountants for the Company for the fiscal year ending December 31, 2000. Representatives of Hacker, Johnson, & Smith, P.A., who will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. At the February 28, 2001, Board of Directors' Meeting, Hacker, Johnson, & Smith, P.A., was selected to continue to provide accounting services to the Company for the fiscal year ending December 31, 2001.

SHAREHOLDER PROPOSALS

      Shareholders who wish a proposal to be included in the Company's Proxy Statement and form of proxy relating to the 2002 Annual Meeting should deliver a written copy of their proposal to the principal executive offices of the Company no later than November 22, 2001. Proposals should be directed to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

ANNUAL REPORT; FORM 10-K

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000, is being provided to each shareholder simultaneously with delivery of this Proxy Statement. Additional copies of the Annual Report to Shareholders may be obtained by writing to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of JBI does not anticipate that other matters will be brought before the Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting of Shareholders, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

COST OF SOLICITATION

      The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile or e-mail by directors, officers or regular employees of the Company, who will not receive additional compensation for such solicitations, but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.





Holders  of  Common  Stock  are  requested  to  complete,   date  and  sign  the
accompanying form of proxy and promptly return it to the Company's transfer agent in the enclosed, addressed postage paid envelope.



                                                    Cheryl L. Whalen
                                                    Corporate Secretary

Dated: March 21, 2001

                                    EXHIBIT A
                                    ---------
                           Jacksonville Bancorp, Inc.
                             Audit Committee Charter


Statement of Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

>> The   financial   reports   and   other  financial  information  provided  by
   Jacksonville Bancorp, Inc., (the "Corporation") to governmental bodies or the public.
>> The Corporation's systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. >> The independence of the Corporation's independent accountants.
>> The  Corporation's  auditing,  accounting and financial  reporting  processes generally.
>> Significant changes in the Corporation's capital structure, as may relate to appropriate changes in internal controls, financial statement accuracy, or compliance issues.

Consistent with these oversight responsibilities, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Committee's primary duties and responsibilities are to:

>> Serve  as an  independent  and objective  party to monitor the  Corporation's financial  reporting  processes  and  internal  control  systems.
>> Review  and  appraise  the  audit  efforts of the  Corporation's  independent accountants and internal auditing function.
>> Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.
>> Communicate with senior management and the Board regarding the assessment and evaluation of material aspects of financial and strategic transactions and opportunities.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated below.

Organization
------------

The Audit Committee shall consist of three or more directors, as determined by the Board, each of whom shall be independent consistent with the requirements of any exchange or interdealer quotation system upon which the Corporation may be listed. If the Corporation is not so listed, each Committee member will satisfy the NASD definition of an "independent" director. All members of the Committee shall have a working familiarity with basic finance and accounting practices and financial statements (including a balance sheet, income statement and cash flow statement). At least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board to each serve a term of one year or until their successors shall be duly elected and qualified. The Board will appoint a Chair to preside at the Committee meetings and schedule meetings as appropriate.

The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Meetings
--------

The Audit Committee will meet quarterly or at such times as requested by the Chair, any two Committee members, the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, independent accountants, or internal auditors. The Chief Executive Officer, Chief Financial Officer, and representatives of the internal audit firm or independent accountants shall be invited as necessary. The Chair may excuse non-committee members and management from attendance at any meeting or portion of any meeting.

As part of its job to foster open communication, the Committee should meet at least quarterly with management, and annually with the independent accountants in executive sessions to discuss matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee Chair should review the Corporation's financial statements quarterly, and meet with the independent accountants as deemed necessary.

Duties and Responsibilities
---------------------------

To fulfill its duties and responsibilities the Audit Committee shall handle the following areas:

Document and Report Review

>> Review and update this Charter at least annually, as conditions dictate.
>> Review  with  financial  management  and  the  independent   accountants  the
   Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants.
>> Review the regular  internal  reports to management  prepared by the internal auditing firm and management's responses  thereto.
>> Review  with  financial  management  and  the  independent  accountants   the
   quarterly reports on Form 0-Q prior to filing to the quarterly release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.
>> Recommend to the Board of Directors  whether to include the audited financial statements in the  Corporation's  Annual Report on Form 10-K.
>> Prepare  and  submit  an  Audit  Committee  report  to  be  included  in  the
   Corporation's proxy statement which sets forth the following and any additional information as required from time to time:
        * whether the Committee has reviewed and discussed the Corporation's audited financial statements with management;
        * whether the Committee has discussed with its independent accountants the matters required to be discussed by SAS 61;
        * whether the Committee has received written disclosures and a letter from its independent accountants required by ISB Standard No. 1 and has discussed with its accountants the accountants' independence; and
        * whether the Committee has recommended to the Corporation's Board that the audited financial statements be included in the Corporation's annual report on Form 10-K.
>> Submit any reports as required by any exchange or interdealer quotation system on which the Corporation may be listed.

Independent Accountants
-----------------------
>> Recommend  to  the  Board  the  selection  of  the  independent  accountants, considering their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.
>> Review  the  performance  of  the  independent  accountants  and  approve any proposed discharge of the independent  accountants when warranted.
>> Periodically   consult  privately  with  the  independent  accountants  about internal controls and the appropriateness, fullness and accuracy of financial statements.
>> Receive from the independent accountants, on a periodic basis, a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards

   Board Standard Number 1, and take the appropriate action to satisfy itself of the outside accountants' independence.
>> Review the independent accountants' fees for audit services, financial information systems design and implementation and other services and discuss the appropriateness of the independent accountants' performance of non-audit services and their impact on the independent accountants'independence.
>> Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61.

Financial Reporting Processes
-----------------------------

>> In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.
>> Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting, including the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.
>> Communicate to the Board of Directors significant developments in accounting principles affecting the Corporation, as well as relevant rulings by the Securities and Exchange Commission and other regulatory bodies, which are reported to the Committee by the Corporation's management, independent accountants and other professional advisors.
>> Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement
-------------------

>> Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants, and internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
>> Following completion of the annual audit, review separately with management, the independent accountants, and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
>> Review any significant disagreements among management and the independent accountants or the internal auditors in connection with the preparation of the financial statements.
>> Review, at an appropriate time, with the independent accountants, internal auditors, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance
----------------------------

>> Review  periodically  any Business  Conduct  policies and ensure that systems have  been  established  to  enforce  these  policies.
>> Review   management's  monitoring  of  the  Corporation's compliance with the
   Business Conduct Policy, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.
>> Review  activities,  organizational   structure, and  qualifications  of  the
   internal audit firm as may be necessary in the selection and/or retention of an appropriate firm.
>> Review with the Corporation's  counsel legal compliance matters including the corporate securities trading polices.
>> Review with the  Corporation's  counsel any legal  matters  that could have a significant  impact on the  Corporation's financial statements.
>> Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

>> Review legal and regulatory matters and significant pending litigation that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.
>> Perform any other activities consistent with this Charter, the  Corporation's
   Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, resolve disagreements, if any, between management and the independent accountants or to assure compliance with applicable laws, regulations, or the Corporation's policies.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


      I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Cheryl L. Whalen and Scott M. Hall or any one or more of them my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of March 19, 2001, at the Annual Meeting of Shareholders to be held on Wednesday, April 25, 2001.


      PROPOSAL 1. Election of the following directors:


[ ]  FOR all nominees listed below (except as marked to the contrary below)
       John W. Rose
       John R. Schultz
       Price W. Schwenck
       Gary L. Winfield, M.D.

[ ]  WITHHOLD Authority to vote for all nominees listed below





(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

-------------------------------------           --------------------------------

-------------------------------------           --------------------------------

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.
--------------------------------------------------------------------------------


      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.



                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                              ----------------------------------
                                              Date

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature (if jointly held)

                                              ----------------------------------
                                              Print Name(s) Here


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO Sun Trust Stock Transfer, P.O. Box 4625, Atlanta, Georgia, 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CAN NOT BE VOTED.